U.S. SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K/A

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): August 6, 2010

                              Tri-Mark Mfg, Inc.
           (Exact name of registrant as specified in its charter)

       California                    333-149546                20-8069359
-----------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number      (I.R.S. Employer
of incorporation or organization                         Identification Number)

       643 S. Olive Street, Suite 777
       Los Angeles, CA                                   90014
---------------------------------------------------------------------
     (Address of principal executive offices,          Zip Code)

                          (213) 689-9300
               ------------------------------------------
          (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)


Explanatory note - This filing is being amended solely to correct the inadvertent misspelling of the chief executive officer's name.

                              SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Amendment 1 to Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: August 19, 2010

/s/Barry Sytner
--------------------------------
Barry Sytner, Chief Executive Officer